UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2019
GRANT PARK FUTURES FUND
LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)
____________________________
Illinois	000-50316	36-3596839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
c/o Dearborn Capital Management, L.L.C. 555 W. Jackson, Suite 600 Chicago, Illinois		60661 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 756-4450
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):
◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
◻	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
◻	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                     □

Item 7.01.  Regulation FD Disclosure.
Attached as Exhibit 99.1 and Exhibit 99.2 is a copy of the Monthly Flash Report and monthly investor letter, respectively, of Grant Park Futures Fund Limited Partnership for the month of August 2019, each of which is incorporated herein by reference.
Note: the information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits
99.1 Monthly Performance Report, August 2019 – Class A, B, Legacy 1, Legacy 2, Global 1, Global 2, and Global 3 Units
99.2 Monthly Investor Letter – August 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GRANT PARK FUTURES FUND LIMITED PARTNERSHIP
	By:	Dearborn Capital Management, L.L.C.
Date: September 30, 2019		its General Partner
	By:	/s/Maureen O’Rourke
Maureen O’Rourke
Chief Financial Officer

INDEX TO EXHIBITS
Exhibit
99.1	Monthly Performance Report, August 2019 – Class A, B, Legacy 1, Legacy 2, Global 1, Global 2, and Global 3 Units
99.2	Monthly Investor Letter – August 2019